Exhibit 10.29

[***] Certain information in this document has been omitted from this exhibit because (i) the Company customarily and actually treats such information as private or confidential and (ii) the omitted information is not material.

SECOND AMENDMENT TO SERIES A PREFERRED STOCK PURCHASE AGREEMENT

THIS SECOND AMENDMENT TO SERIES A PREFERRED STOCK PURCHASE

AGREEMENT (this “Second Amendment”) is entered into as of September 17, 2021 (the “Effective Date”), by and among ATAI LIFE SCIENCES AG, a German corporation (“ATAI”), and RECOGNIFY LIFE SCIENCES, INC., a Delaware corporation, formerly known as FSV7, Inc. (the “Company” and referred to, collectively with ATAI, as the “Parties”).

W I T N E S S E T H:

A.
The Parties and others have entered into that certain SERIES A PREFERRED STOCK PURCHASE AGREEMENT dated as of November 6, 2020 (the “SPA”).

B.
The Parties have entered into that certain AMENDMENT TO SERIES A PREFERRED STOCK PURCHASE AGREEMENT dated as of May 27, 2021 (the “First Amendment”) whereby ATAI provided additional funding to the Company for its phase 2a Study in the amount of $[***] as a pre-payment on Milestone 2 (“First Pre-Payment”).
C.
The Company has advised ATAI that it needs additional funding for its initial phase 2a Study (Stage 1), as well as the preparation of the next phase 2a study (Stage 2), and ATAI has agreed to provide $[***] as a second pre-payment on Milestone 2 (“Second Pre-Payment”).

D.
ATAI and the Company desire to further amend the SPA in connection with the Second Pre-Payment.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used herein (including in the preamble and recitals above) but not otherwise defined herein shall have the respective meanings ascribed to such terms in the SPA.

SECTION 2. Second Pre-Payment of a Portion of Milestone 2. The Parties agree that, pursuant to the terms and subject to the conditions set forth in the SPA, ATAI shall pay the Company $[***] as soon as practicable following the signing of this Second Amendment and that the Company shall immediately release [***] shares of Series A Preferred Stock to ATAI.

SECTION 3. Amendments. The Parties agree that the SPA shall be amended as follows:

(1)
Section 1.3(a)(ii) shall be amended to read as follows: “[***] shares of Series A Preferred Stock at the Purchase Price on the certification by the Board (as confirmed by ATAI, which confirmation not to be unreasonably withheld) that the events specified under “Milestone 2” in Exhibit I attached to this Agreement have occurred (“Milestone 2”); and” and

(2)
The last sentence of Milestone 2 in Exhibit I of the SPA shall be amended to read as follows: “At the completion of a positive Stage 1, upon the certification by the Board pursuant to Section 1.3(a)(ii) of the Agreement, ATAI shall pay to the Company

$[***]. This funding will be used to fund Stage 2.”

SECTION 4. Use of Proceeds. The Parties agree that, notwithstanding anything set forth in Section 1.5 of the SPA to the contrary, the proceeds from the Second Pre-Payment covered by this Second Amendment shall be used to fund either the first or the second phase 2a Study.

SECTION 5. Counterparts. This Second Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Second Amendment. Receipt by facsimile or other electronic transmission (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.hellosign.com) of any executed signature page to this Second Amendment shall constitute effective delivery of such signature page.

SECTION 6. SPA. Other than as specifically set forth herein and in the First Amendment, the SPA shall remain in full force and effect.

SECTION 7. Miscellaneous. Sections 6.2, 6.3, 6.5 through 6.13 and 6.15 of the SPA (or any successor provisions thereto) shall apply to this Second Amendment mutatis mutandis.

[Signature Page Follows]

Each of the undersigned has caused the Second Amendment to be duly executed and delivered as of the date first above written.

RECOGNIFY LIFE SCIENCES, INC.

By: /s/ Matthew P. Pando

Name: Matthew P. Pando

Title: Chief Executive Officer

ATAI LIFE SCIENCES AG

By: /s/ Florian Brand

Name: Florian Brand

Title: Chief Executive Officer

(Recognify Life Sciences, Inc. – Signature Page to Second Amendment to Series A Preferred Stock Purchase Agreement)